EXHIBIT 99.1
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                                      ZAP
                                     [LOGO]

FOR IMMEDIATE RELEASE                                 CONTACT:    Alex Campbell
                                                      (707) 824-4150 x 241

                             ZAP Announces New CEO,
                    Former CEO Becomes Chairman of the Board

            SEBASTOPOL, Calif. (October 29, 2002) - ZAP (OTC BB:ZAPZ) announced today that during the annual shareholder meeting on Saturday, October 26, 2002 its Board of Directors elected Steven M. Schneider as the Company's Chief Executive Officer. The former CEO Gary Starr was named as the Chairman of the Board. For more information, visit WWW.ZAPWORLD.COM or call 1-800-251-4555.







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